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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 21, 1998, included in Integrated Measurement Systems, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this registration statement.



Arthur Andersen LLP

Portland, Oregon
October 26, 1998